UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06302

Cohen & Steers Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Francis C. Poli Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2017. The net asset value (NAV) at that date was $66.49 per share.

The total returns for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2017
Cohen & Steers Realty Shares	4.03%
FTSE NAREIT Equity REIT Index[a]	2.70%
S&P 500 Index[a]	9.34%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at NAV. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

Market Review

The U.S. stock market advanced strongly in the first half of 2017, aided by improving economic data, expectations of business-friendly government initiatives and generally positive year-ahead corporate guidance. Stocks, including real estate securities, also drew support from a benign interest-rate backdrop. While the Federal Reserve raised short-term interest rates by a total of 0.50% during the period in response to an improving economy, U.S. bond yields declined as inflation expectations dropped along with retreating oil prices. The yield on the 10-year Treasury fell from 2.5% at the start of the period to 2.3% at the end of the period.

a  The FTSE NAREIT Equity REIT Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS REALTY SHARES, INC.

Real estate investment trusts (REITs) had a positive overall return in this environment, although they trailed broad equity indexes, with strong gains in sectors such as data centers and industrial largely countered by declines in retail landlords. The disparity in returns partly reflected the differing effects of the rise of e-commerce on various property types. For example, the growth of online retail has led to increasing demand for the logistics services provided by industrial REITs, especially those that own warehouses located near densely populated areas. At the same time, online retail has been a growing source of competition for brick and mortar retailers, a factor behind a recent rise in store closings.

Fund Performance

The Fund had a positive total return in the period and outperformed its benchmark. Relative performance benefited from our underweights in regional mall and shopping center REITs, which were among the poorest performing sectors with significant declines. Retail landlords in general struggled amid ongoing news of store closings and concerns regarding the expansion of e-commerce, trends that could weigh on a number of these companies' operating fundamentals for an extended period.

Stock selection in the hotel sector also contributed to relative performance, as the Fund held an out-of-index allocation to Hilton, which outperformed. The company reported solid first-quarter earnings, aided by improvements in management and franchise fees. Our overweight and stock selection among data center REITs was additionally beneficial, with a significant contribution from our overweight in DuPont Fabros Technology (DuPont). The stock rallied after Digital Realty announced that it would acquire the company at a premium to DuPont's stock price at the time of the news.

The Fund's out-of-index position in American Tower in the infrastructure sector further aided performance. The company had a sizable gain amid strong projected increases in demand from wireless carriers and cable companies, another partial reflection of the expansion of e-commerce.

The Fund's underweight in industrial REITs detracted from relative performance. While we have found opportunities to make select investments in the sector, the sector's valuations generally remained less attractive to us. The Fund's underweight in health care property landlords also hindered relative performance. That notwithstanding, we believe these companies are likely to remain challenged, with only modest growth prospects over the next year.

Within the net lease sector, negative stock selection more than countered the benefit of the Fund's underweight in the sector. The Fund was overweight Spirit Realty Capital, which had a sharp decline on concerns regarding the financial health of a few key tenants. We eliminated the position during the period.

COHEN & STEERS REALTY SHARES, INC.

Sincerely,

THOMAS N. BOHJALIAN	JON CHEIGH
Portfolio Manager	Portfolio Manager

JASON A. YABLON
Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2017

	1 Year	5 Years	10 Years	Since Inception[a]
Fund	0.20%	9.57%	6.22%	11.88%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annualized expense ratio as disclosed in the prospectus dated May 1, 2017, was 0.96%.

a  Inception date of July 2, 1991.

COHEN & STEERS REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017—June 30, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period[a] January 1, 2017– June 30, 2017
Actual (4.03% return)	$1,000.00	$1,040.30	$4.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.98	$4.86

a  Expenses are equal to the Fund's annualized expense ratio of 0.97% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS REALTY SHARES, INC.

June 30, 2017
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Equinix	$257,228,633	5.6
UDR	240,348,254	5.2
Prologis	213,553,627	4.7
Essex Property Trust	197,214,177	4.3
AvalonBay Communities	175,537,879	3.8
Simon Property Group	171,051,656	3.7
Boston Properties	146,815,390	3.2
Healthcare Trust of America, Class A	139,648,030	3.0
HCP	129,003,504	2.8
DuPont Fabros Technology	128,663,943	2.8

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2017 (Unaudited)

		Number of Shares	Value
COMMON STOCK	99.4%
COMMUNICATIONS—TOWERS	2.3%
American Tower Corp.		269,020	$35,596,727
Crown Castle International Corp.		718,873	72,016,697
			107,613,424
REAL ESTATE	97.1%
HEALTH CARE	6.9%
HCP		4,036,405	129,003,504
Healthcare Trust of America, Class A		4,488,847	139,648,030
Physicians Realty Trust		2,284,738	46,014,623
			314,666,157
HOTEL	6.1%
Apple Hospitality REIT		2,854,996	53,416,975
Hilton Worldwide Holdings		853,273	52,774,935
Host Hotels & Resorts		4,318,495	78,898,904
Park Hotels & Resorts		1,784,201	48,102,059
Red Rock Resorts, Class A		2,074,270	48,849,058
			282,041,931
INDUSTRIALS	4.7%
Prologis		3,641,774	213,553,627
NET LEASE	3.6%
Gaming and Leisure Properties		1,746,581	65,793,706
Gramercy Property Trust		2,046,986	60,815,954
STORE Capital Corp.		1,725,414	38,735,545
			165,345,205

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
OFFICE	19.9%
Alexandria Real Estate Equities		748,579	$90,181,312
Boston Properties		1,193,427	146,815,390
Corporate Office Properties Trust		2,242,261	78,546,403
Cousins Properties		11,177,667	98,251,693
Douglas Emmett		2,823,333	107,879,554
Empire State Realty Trust, Class A		3,403,184	70,684,132
Highwoods Properties		932,117	47,267,653
Hudson Pacific Properties		2,224,002	76,038,628
Kilroy Realty Corp.		1,229,192	92,373,779
SL Green Realty Corp.		1,002,273	106,040,483
			914,079,027
RESIDENTIAL	25.7%
APARTMENT	15.3%
Apartment Investment & Management Co.		2,110,480	90,687,326
AvalonBay Communities		913,451	175,537,879
Essex Property Trust		766,565	197,214,177
UDR		6,167,520	240,348,254
			703,787,636
MANUFACTURED HOME	3.5%
Equity Lifestyle Properties		601,020	51,892,067
Sun Communities		1,243,460	109,039,007
			160,931,074
SINGLE FAMILY	2.9%
American Homes 4 Rent, Class A		3,109,719	70,186,358
Colony Starwood Homes		966,774	33,170,016
Invitation Homes		1,330,981	28,789,119
			132,145,493
STUDENT HOUSING	4.0%
American Campus Communities		2,478,231	117,220,327
Education Realty Trust		1,667,800	64,627,250
			181,847,577
TOTAL RESIDENTIAL			1,178,711,780

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
SELF STORAGE	3.9%
Extra Space Storage		1,087,883	$84,854,874
Public Storage		442,850	92,347,510
			177,202,384
SHOPPING CENTERS	11.7%
COMMUNITY CENTER	5.8%
Brixmor Property Group		3,730,849	66,707,580
Regency Centers Corp.		1,936,354	121,293,215
Weingarten Realty Investors		2,627,784	79,096,298
			267,097,093
REGIONAL MALL	5.9%
GGP		4,095,506	96,490,122
Simon Property Group		1,057,441	171,051,656
			267,541,778
TOTAL SHOPPING CENTERS			534,638,871
SPECIALTY	14.6%
CyrusOne		1,774,416	98,923,692
Digital Realty Trust		484,648	54,740,991
DuPont Fabros Technology		2,103,727	128,663,943
Equinix		599,377	257,228,633
GEO Group/The		2,676,745	79,151,350
Lamar Advertising Co., Class A		657,180	48,348,733
			667,057,342
TOTAL REAL ESTATE			4,447,296,324
TOTAL COMMON STOCK (Identified cost—$3,763,189,902)			4,554,909,748

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83%[a]		43,600,000	$43,600,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$43,600,000)			43,600,000
TOTAL INVESTMENTS (Identified cost—$3,806,789,902)	100.4%		4,598,509,748
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.4)		(18,080,152)
NET ASSETS (Equivalent to $66.49 per share based on 68,888,343 shares of common stock outstanding)	100.0%		$4,580,429,596

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$3,806,789,902)	$4,598,509,748
Cash	14,589,801
Receivable for:
Dividends	15,782,159
Investment securities sold	10,384,254
Fund shares sold	4,873,934
Other assets	60,493
Total Assets	4,644,200,389
LIABILITIES:
Payable for:
Fund shares redeemed	44,947,748
Investment securities purchased	8,991,507
Dividends and distributions declared	5,940,958
Investment advisory fees	3,005,727
Administration fees	76,865
Shareholder servicing fees	24,724
Directors' fees	15,320
Other liabilities	767,944
Total Liabilities	63,770,793
NET ASSETS applicable to 68,888,343 shares of $0.001 par value of common stock outstanding	$4,580,429,596
NET ASSET VALUE PER SHARE:
($4,580,429,596 ÷ 68,888,343 shares outstanding)	$66.49
NET ASSETS consist of:
Paid-in capital	$3,425,936,402
Dividends in excess of net investment income	(6,701,143)
Accumulated undistributed net realized gain	369,474,491
Net unrealized appreciation	791,719,846
$4,580,429,596

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Dividend income	$65,837,535
Expenses:
Investment advisory fees	19,150,644
Shareholder servicing fees	2,363,828
Administration fees	835,155
Transfer agent fees and expenses	686,532
Shareholder reporting expenses	239,952
Directors' fees and expenses	191,553
Custodian fees and expenses	134,843
Registration and filing fees	56,109
Professional fees	52,616
Miscellaneous	124,334
Total Expenses	23,835,566
Net Investment Income (Loss)	42,001,969
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	409,280,340
Net change in unrealized appreciation (depreciation) on investments	(254,195,450)
Net Realized and Unrealized Gain (Loss)	155,084,890
Net Increase (Decrease) in Net Assets Resulting from Operations	$197,086,859

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$42,001,969	$88,226,107
Net realized gain (loss)	409,280,340	584,112,987
Net change in unrealized appreciation (depreciation)	(254,195,450)	(369,417,808)
Net increase (decrease) in net assets resulting from operations	197,086,859	302,921,286
Dividends and Distributions to Shareholders from:
Net investment income	(67,021,457)	(87,691,729)
Net realized gain	(57,924,129)	(592,301,483)
Total dividends and distributions to shareholders	(124,945,586)	(679,993,212)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(748,574,649)	(109,356,807)
Total increase (decrease) in net assets	(676,433,376)	(486,428,733)
Net Assets:
Beginning of period	5,256,862,972	5,743,291,705
End of period[a]	$4,580,429,596	$5,256,862,972

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $6,701,143 and $18,318,345, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2017	2016	2015	2014	2013	2012
Net asset value, beginning of period	$65.63	$70.52	$76.86	$62.82	$64.57	$60.83
Income (loss) from investment operations:
Net investment income (loss)	0.57 [a,b]	1.11 [a]	0.92 [a,b]	0.96 [a,b]	0.95 [a]	0.74
Net realized and unrealized gain (loss)	2.06	2.85	2.17	17.75	1.01	8.65
Total from investment operations	2.63	3.96	3.09	18.71	1.96	9.39
Less dividends and distributions to shareholders from:
Net investment income	(0.92)	(1.11)	(0.87)	(0.93)	(0.96)	(0.73)
Net realized gain	(0.85)	(7.74)	(8.56)	(3.74)	(2.75)	(4.92)
Total dividends and distributions to shareholders	(1.77)	(8.85)	(9.43)	(4.67)	(3.71)	(5.65)
Net increase (decrease) in net asset value	0.86	(4.89)	(6.34)	14.04	(1.75)	3.74
Net asset value, end of period	$66.49	$65.63	$70.52	$76.86	$62.82	$64.57
Total investment return[c]	4.03%[d]	5.61%	5.00%	30.18%	3.09%	15.72%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,580.4	$5,256.9	$5,743.3	$6,336.7	$5,117.4	$4,878.8
Ratio of expenses to average daily net assets	0.97%[e]	0.96%	0.98%[f]	0.97%	0.97%	0.98%
Ratio of net investment income (loss) to average daily net assets	1.71%[e]	1.56%	1.24%[f]	1.34%	1.40%	1.19%
Portfolio turnover rate	41%[d]	78%	58%	52%	73%	85%

a  Calculation based on average shares outstanding.

b  11.6% of gross income was attributable to dividends paid by Park Hotels & Resorts for the six months ended June 30, 2017. 13.1% and 13.2% of gross income was attributable to dividends paid by Simon Property Group for the years ended December 31, 2015 and December 31, 2014, respectively.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

f  Includes extraordinary expenses related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets would have been 0.96% and the ratio of net investment income to average daily net assets would have been 1.26%.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2017.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$4,554,909,748	$4,554,909,748	$—	$—
Short-Term Investments	43,600,000	—	43,600,000	—
Total Investments[a]	$4,598,509,748	$4,554,909,748	$43,600,000	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2017, the investment advisor considers it likely that a significant portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund's taxable income after December 31, 2017, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2017, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the Fund up to $1.5 billion, 0.75% of such assets between $1.5 billion and $7.5 billion and 0.70% of such assets in excess of $7.5 billion.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the six months ended June 30, 2017, the Fund incurred $490,848 in fees under this administration agreement. On June 13, 2017, the Board of Directors of the Fund approved an amendment to the Fund's administration agreement with the investment advisor, effective October 1, 2017, increasing the administration fee to an annual rate of 0.03% of the average daily net assets of the Fund. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $28,876 for the six months ended June 30, 2017.

Other: The Fund may have shareholders investing indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

institution regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund's net asset value and performance.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2017, totaled $2,004,744,294 and $2,319,412,476a, respectively.

a  Excludes the value of securities delivered as a result of redemptions in-kind totaling $473,074,980 (See Note 6).

Note 4. Income Tax Information

As of June 30, 2017, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$3,806,789,902
Gross unrealized appreciation	$853,956,261
Gross unrealized depreciation	(62,236,415)
Net unrealized appreciation (depreciation)	$791,719,846

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold	6,108,275	$406,751,626	14,301,692	$1,013,057,140
Issued as reinvestment of dividends and distributions	1,750,712	116,187,159	9,386,259	635,858,193
Redeemed	(11,879,327)	(798,438,454)	(25,036,090)	(1,758,272,140)
Redemptions in-kind[a]	(7,184,335)	(473,074,980)	—	—
Net increase (decrease)	(11,204,675)	$(748,574,649)	(1,348,139)	$(109,356,807)

a  Certain shareholders of the Fund redeemed shares in-kind.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Redemptions In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the six months ended June 30, 2017, the Fund had redemptions in-kind with total proceeds in the amount of $473,074,980. The net realized gains on these redemptions in-kind amounted to $115,119,146, which will not be realized for tax purposes. The amount of the realized gain will be adjusted after the Fund's fiscal year end when the actual source of REIT distributions that are recorded as return of capital are received.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Non-Diversification Risk: As a "non-diversified" investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund's relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) and to develop and implement a Liquidity Risk Management Program for open-end investment companies (Liquidity) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund's prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017.

The adoption will have no effect on the Fund's net assets or results of operations.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 6, 2017 and at a meeting of the full Board of Directors held in person on June 13, 2017, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2018 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund's investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not

COHEN & STEERS REALTY SHARES, INC.

limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor's personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund outperformed the Peer Funds' medians for the one-, three-, five- and ten-year periods ended March 31, 2017, ranking in the first quintile for the one-year period and the second quintile for the three-, five- and ten-year periods ended March 31, 2017. The Board of Directors noted that the Fund outperformed its benchmark for the ten-year period ended March 31, 2017, slightly underperformed its benchmark for the one- and three-year periods and underperformed its benchmark for the five-year period ended March 31, 2017. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager's performance in managing other real estate funds. The Board of Directors determined that Fund performance, in light of all considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the actual management fee paid by the Fund as well as the total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual management fee ranked in the fourth quintile. The Board of Directors further noted that the Fund's total expense ratio represented the Peer Funds' median, ranking the Fund in the third quintile. The Board of Directors considered that the Fund has a breakpoint of 0.10% on assets between $1.5 billion and $7.5 billion and an additional 0.05% on assets in excess of $7.5 billion and, as a result of asset size, the Fund is currently benefitting from the fee reduction of the first breakpoint. In light of the considerations above, the Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of

COHEN & STEERS REALTY SHARES, INC.

Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. Some of these services include compliance, accounting and operational services, oversight of third party service providers, supervising compliance by the Fund with regulatory requirements, furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund. The Board of Directors then approved a 0.01% increase in the administration fee paid by the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contains a breakpoint of 0.10% on assets between $1.5 billion and $7.5 billion and an additional 0.05% on assets in excess of $7.5 billion. In light of the considerations above, the Board of Directors determined that economies of scale are being and will continue to be shared with shareholders, concluding that the Fund's expense structure was satisfactory. In considering economies of scale, the Board of Directors also noted, as discussed in (iii), that the Investment Advisor continues to reinvest in profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Thomas N. Bohjalian
Vice President

Jon Cheigh
Vice President

Jason Yablon
Vice President

Francis C. Poli
Assistant Secretary

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRSX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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CSRSXSAR

Semiannual Report June 30, 2017

Cohen & Steers Realty Shares

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date:	September 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date:	September 1, 2017